                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of I-Flow Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Donald M. Earhart, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of The Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)    The Report fully complies with the requirements of section 13 (a) or 15
      (d) of the Securities and Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Donald M. Earhart


Donald M. Earhart
Chief Executive Officer
August 14, 2002


In connection with the Quarterly Report of I-Flow Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I James R. Talevich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of The Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

3)    The Report fully complies with the requirements of section 13 (a) or 15
      (d) of the Securities and Exchange Act of 1934; and

4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ James R. Talevich


James R. Talevich
Chief Financial Officer
August 14, 2002